UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020

Urovant Sciences Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-38667	98-1463899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

+44 (0) 207 400 3347

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.000037453 par value	UROV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2020, the Board of Directors of Urovant Sciences Ltd. (“we,” “our,” “us” or the “Company”) approved the award of retention bonus opportunities to certain of our executives.

The amount of the cash retention bonus opportunities (the “Retention Bonuses”) are as follows: (i) for Keith A. Katkin (Principal Executive Officer), $1,029,600; (ii) for Cornelia Haag-Molkenteller (Chief Medical Officer), $457,600; (iii) for Bryan E. Smith (General Counsel), $388,960; and (iv) for Ajay Bansal (Principal Financial Officer), $40,000. The Retention Bonuses will be paid in two equal installments within thirty (30) days following December 30, 2020 (December 31, 2020 for Mr. Katkin) and December 30, 2021 (December 31, 2021 for Mr. Katkin) (each, a “Retention Date”), subject to performance at a satisfactory or higher level and continued employment through each Retention Date. If Mr. Katkin’s employment is terminated without cause within twenty-four months following a change in control of the Company, any unpaid portion of his Retention Bonus will become payable within thirty (30) days following such termination. For all other executives, if such executive’s employment is terminated without cause before a Retention Date, the next installment(s) of the Retention Bonus will become payable within thirty (30) days following such termination.

In addition to the Retention Bonuses, each executive (other than Mr. Bansal) was also granted a new restricted stock unit award under the Company’s 2017 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UROVANT SCIENCES LTD.
Dated: January 9, 2020

	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Principal Accounting Officer